                                                      Exhibit 24





                                CMS ENERGY





February 28, 1997

Mr. Alan M. Wright and
Mr. Thomas A. McNish
Fairlane Plaza South, Suite 1100
3300 Town Center Drive
Dearborn, MI  48126

CMS Energy Corporation and Consumers Energy Company are required to file Annual Reports on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission within 90 days after the end of the year.

We hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said Annual Reports with any necessary exhibits, and any amendments thereto that may be required.

Very truly yours,



 /s/ William T. McCormick, Jr.          /s/ Lois A. Lund
--------------------------------       --------------------------------
  William T. McCormick, Jr.              Lois A. Lund



 /s/ John M. Deutch                     /s/ Michael G. Morris
--------------------------------       --------------------------------
  John M. Deutch                         Michael G. Morris



 /s/ James J. Duderstadt                /s/ W. U. Parfet
--------------------------------       --------------------------------
  James J. Duderstadt                    William U. Parfet



 /s/ K. R. Flaherty                     /s/ Percy A. Pierre
--------------------------------       --------------------------------
  Kathleen R. Flaherty                   Percy A. Pierre



 /s/ Victor J. Fryling                  /s/ K. Whipple
--------------------------------       --------------------------------
  Victor J. Fryling                      Kenneth Whipple



 /s/ Earl D. Holton                     /s/ John B. Yasinsky
--------------------------------       --------------------------------
  Earl D. Holton                         John B. Yasinsky

          Fairlane Plaza South 3300 Town Center Drive Suite 1100
         Dearborn, Michigan 48126 (313)436-9200 FAX (313)436-9225